SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


              Date of report (Date of earliest event reported):
                              July 19, 1994

                  KANSAS CITY SOUTHERN INDUSTRIES. INC.
      (Exact name of registrant as specified in its charter)



    DELAWARE                  1-4717              44-0663509
(State or other juris-   (Commission file       (IRS Employer
diction of incorporation)     number)       Identification number)

           114 West 11th Street, Kansas City, Missouri  64105
             (Address of principal executive offices)  (Zip Code)

           Reqistrant's telephone number, including area code:
                             (816) 556-0303

                                   N/A
      (Former name or former address if changed since last report)

Item 5. Other Events.

On July 18, 1994, Kansas City Southern Industries, Inc. ("Registrant") entered into a letter of intent with Illinois Central Corporation ("IC") for the merger of the Registrant with and into IC. The merger would be preceded by a spin-off of the Registrant's non-transportation operations.

Additionally, on July 19, 1994, the Registrant announced that its wholly-owned subsidiary DST Systems, Inc. and Kemper Financial Services, Inc. had entered into a letter of intent for the acquisition of their jointly owned affiliate, Investors Fiduciary Trust Company by State Street Boston Corporation.

Additional details of these proposed transactions are more fully described in the attached exhibits submitted pursuant to item 7.






Item 7.  Financial Statements and Exhibits


  (c)   Exhibits.

        Exhibit No.                Document

        (2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession
           2.1 Letter of Intent, dated July 18, 1994, between Kansas City Southern Industries, Inc. and Illinois Central Corporation


        (99)  Additional Exhibits
           99.1          Press Release, dated July 19, 1994
           99.2          Press Release, dated July 19, 1994





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Kansas City Southern Industries, Inc.

Date:  July 29, 1994      By:    /s/ Joseph D. Monello

                                 Joseph D. Monello
                               Vice President & Chief Financial Officer

                              Exhibit Index


Exhibit No.                     Document                Page No.

  2.1             Letter of Intent dated July 18, 1994,      3
                  between Kansas City Southern Industries,
                  Inc. and Illinois Central Corporation

  99.1            Press Release, dated July 19, 1994         7

  99.2            Press Release, dated July 19, 1994        10